CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Wired Associates Solutions, Inc.  (the “Company”) on Form 10-K for the year ended October 31, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Justin Jarman, Principal Accounting Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the year ended October 31, 2011, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K for the year ended October 31, 2011, fairly presents, in all material respects, the financial condition and results of operations of Wired Associates Solutions, Inc.

Date: December 15, 2011	By:	/s/ Justin Jarman
Justin Jarman
Principal Accounting Officer
Wired Associates Solutions, Inc.